Exhibit 99.1

CHIMERA INVESTMENT CORPORATION

RBCCM GLOBAL FINANCIAL INSTITUTIONS CONFERENCE

MARCH | 2025



Table of Contents

DISCLAIMER	2
CHIMERA BUSINESS OVERVIEW	4
2024 YEAR IN REVIEW & 2025 STRATEGIC OBJECTIVES	12

Disclaimer

This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “would,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our ability to obtain funding on favorable terms and access the capital markets; our ability to achieve optimal levels of leverage and effectively manage our liquidity; changes in inflation, the yield curve, interest rates and mortgage prepayment rates; our ability to manage credit risk related to our investments and comply with the Risk Retention Rules; rates of default, delinquencies, forbearance, deferred payments or decreased recovery rates on our investments; the concentration of properties securing our securities and residential loans in a small number of geographic areas; our ability to execute on our business and investment strategy; our ability to determine accurately the fair market value of our assets; changes in our industry, the general economy or geopolitical conditions; our ability to successfully integrate and realize the anticipated benefits of any acquisitions, including the Palisades Acquisition; our ability to operate our investment management and advisory services and manage any regulatory rules and conflicts of interest; the degree to which our hedging strategies may or may not be effective; our ability to effect our strategy to securitize residential mortgage loans; our ability to compete with competitors and source target assets at attractive prices; our ability to find and retain qualified executive officers and key personnel; the ability of servicers and other third parties to perform their services at a high level and comply with applicable law and expanding regulations; our dependence on information technology and its susceptibility to cyber-attacks; our ability to comply with extensive government regulation; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; our ability to maintain our classification as a real estate investment trust for U.S. federal income tax purposes; the volatility of the market price and trading volume of our shares; and our ability to make distributions to our stockholders in the future..

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept.

We use our website (www.chimerareit.com) as a channel of distribution of company information. The information we post on our website may be deemed material. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Chimera when you enroll your email address by visiting our website, then clicking on “News and Events" and selecting "Email Alerts" to complete the email notification form. Our website and any alerts are not incorporated into this document.

All information in this presentation is as of December 31, 2024, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Chimera Business Overview

Chimera Investment Corp.

Hybrid mortgage REIT delivering diversified investment solutions across the mortgage credit product spectrum

HYBRID INVESTMENT APPROACH	▪ Invests across the spectrum of mortgage products, including, residential loans and non-agency and agency securities ▪ Team expertise and robust infrastructure enable an unconstrained approach to residential credit investing
SCALED MORTGAGE CREDIT PLATFORM	▪ Risk management approach emphasizes asset-level credit risk management ▪ Data management capabilities and proprietary technologies drive efficiencies in process and credit decisions
THIRD-PARTY ASSET & INVESTMENT MANAGEMENT	▪ Bespoke solutions for third-party institutional investors seeking exposure to residential loans ▪ Manager of private asset-backed credit funds on behalf of institutional allocators

KEY STATISTICS
As of December 31, 2024

2007	77	$6.4B	$13.1B	$2.5B	$22.4B*
Year Founded	Full-Time Professionals	Dividends Declared Since Inception	REIT Assets	REIT Equity	3rd Party Managed Loans

* Unaudited third-party managed loans and real estate. Includes total debt associated with discretionary private credit funds and non-discretionary asset management mandates.

Experienced management team supported by robust execution capabilities across all functions

As of December 31, 2024

PHILLIP J. KARDIS II	*President & Chief Executive Officer* *25+ years' experience | Chimera since 2015*	▪ Responsible for all elements of business, including strategic vision and operations. Prior to CEO, served as Chief Legal Counsel. ▪ Prior to Chimera, served as Partner at K&L Gates and served as external counsel to Chimera and other REITs ▪ Previous tenures with U.S. Dept. of Commerce, Rockwell International, and the U.S. Senate Committee on Budget & Analytics
SUBRA VISWANATHAN	*Chief Financial Officer* *25+ years' experience | Chimera since 2021*	▪ Responsible for all elements of the finance and accounting functions ▪ Prior to Chimera, served as Chief Operating Officer of Global Mortgages, Securitized Products & Rates at Bank of America ML ▪ Previous tenure as Financial Controller for Structured Credit Products within Citigroup Global Markets Division
JACK L. MACDOWELL, JR., CFA	*Chief Investment Officer* *25+ years' experience | Chimera since 2012**	▪ Responsible for all investment-related activities of the REIT and private asset-based credit funds ▪ Prior to Chimera, served as Chief Investment Officer at Palisades Group and Carrington Capital Management ▪ Previous tenures with Credit Suisse First Boston, RBC Capital Markets, and Old Hill Partners
DAN THAKKAR, CFA	*Chief Credit & Risk Officer* *25+ years' experience | Chimera since 2020*	▪ Responsible for all elements of the company's investment and operational risk management frameworks ▪ Prior to Chimera, served as Head of Fixed Income Trading Desk at Genworth Financial ▪ Previous tenures with Hyperion Brookfield Asset Management and MetLife
MIYUN SUNG	*Chief Legal Officer & Secretary* *25+ years' experience | Chimera since 2023*	▪ Responsible all elements of legal and regulatory compliance functions ▪ Prior to Chimera, served as Senior Vice President & Chief Legal Officer of Urstadt Biddle Properties Inc. a NYSE-listed REIT ▪ Previous tenures with Finjan Holdings Inc, Hogan Lovells LLP, and MicroStrategy

INVESTMENTS & PORTFOLIO RISK MANAGEMENT	ASSET-LEVEL RISK MANAGEMENT	DATA & BUSINESS INTELLIGENCE	FINANCE, ACCOUNTING & TAX	LEGAL & OPERATIONS
15 Team members	*19* Team members	*10* Team members	*14* Team members	*19* Team members

Scaled mortgage loan portfolio with robust securitization market presence

INVESTMENT PORTFOLIO
Fair Market Value as of December 31, 2024

SECURITIZED	RE-PERFORMING	$9,580 MILLION
	INVESTOR	$566 MILLION
LOANS	PRIME JUMBO	$389 MILLION
	RESIDENTIAL TRANSITION	$213 MILLION
SECURITIES	NON-AGENCY RMBS	$1,064 MILLION
	AGENCY MBS	$519 MILLION

OUTSTANDING SECURITIZATIONS

- One of largest RPL securitization issuers
- Strong alignment with bondholders

Outstanding Securitizations
39

Face Amount of Securities Outstanding
$10,594 MILLION

Face Amount of Securities Sold
$7,571 MILLION

Chimera Retained Securities
$3,012 MILLION

Proprietary technologies designed for asset-level risk management creates moat around value creation

PROPRIETARY APPLICATIONS

ENHANCED DATA ANALYSIS	DYNAMIC INVESTMENT VALUATION	RISK INTELLIGENCE	REDUCES TIMELINES & COSTS	REAL-TIME ASSET TRANSPARENCY	MAXIMIZES CASH COLLECTIONS
CRAFT	Plateau Powered by PALISADES	STORI	TRACT	PRISM	DataFall
Asset analysis tool Stratifies loan and property data Creates analytical tables Generates model import files	Multi-product modeling platform Asset valuation models Advanced simulation tools	Servicing note review tool Streamlines risk management Evolving machine learning algos	Collateral tracking system Document storage tool Vendor oversight capabilities Prioritization routines	Business Intelligence reporting Data visualization and analytics Database integrated Tableau-based utility	Remittance reconciliation Automates cash reconciliation Identifies missed payments Alerts of erroneous fees/costs

Borrower & Loan data
Property data
Servicer data
Vendor data

enterprise data warehouse

1000s+ of code-based business rules
Normalization routines
Proprietary analyses

REAL-TIME PROPRIETARY DATA

Chimera's investment team has access and visibility across the spectrum of residential assets

CUSTOMIZED SOLUTIONS CLIENTS

Connectivity with large managed account clients creates access & visibility across residential market

LENDING PARTNERS

Nationwide network of existing lending partners across residential product spectrum


Robust
Sourcing Channels

SERVICING PARTNERS

Over 30 mortgage loan servicing partners provide market intelligence and unique partnership opportunities

BANKS & DEALER DESKS

Chimera has relationships with both bulge bracket and regional dealers who source product from banks and other sellers

ASSET MANAGERS & OTHER INVESTORS

Deep relationships throughout residential credit markets

SPECIAL SITUATIONS

Unique offerings that require complex structuring and/or accommodations

Investment approach emphasizes sourcing the best relative value opportunities across cycles

Investment Theme Development

- Macro market analyses
- Housing & real estate fundamentals
- Credit trends (consumer & business)
- Asset pricing & competition

Thematic Portfolio Construction

- Commitment to portfolio construction mandate
- Identify investments that fit investment themes
- Assess relative value across selected sectors
- Employ tactical asset allocation

Investment Sourcing

- Core Value: 'Access through reputation'
- Emphasize and leverage partnerships

High-Touch Credit Risk Management

- Dedicated oversight and accountability throughout the asset management process
- Leverage proven process-driven playbook for risk management, loss mitigation and value enhancement
- Research, review and advise, all economically impactful asset level decisions
- Monitor portfolio in real time through proprietary technologies that provide asset level transparency

High-touch, end-to-end underwriting and asset management functions rooted in Chimera's culture

ORIGINATOR PARTNERSHIPS - DILIGENCE AND SELECTION*	HANDS-ON LOAN-LEVEL & PROJECT REVIEW	DUE DILIGENCE	TRANSACTION MANAGEMENT	ASSET & RISK MANAGEMENT
▪ Partner with select originators across the country ▪ Conduct comprehensive due diligence on prospective partners ▪ Examine and confirm origination and underwriting philosophy along with operational capabilities	▪ Analysis of pre-diligence data that provides loan, borrower, payment history, project, and property data ▪ Chimera re-underwrites each asset to assess price, risk, and relative value ▪ Review includes confirmation of property value, borrower credit attributes, payment history, loss mitigation history, credit worthiness, developer project experience, project feasibility, loan structure, and other factors material to assessing portfolio risk tolerance	▪ Asset level diligence includes review of 3rd party vendor data validation, underwriting document checklist, collateral confirmation, and coordinating the delivery of any additional exception clearing materials	▪ Negotiation of loan-level re-pricing and diligence rejects (rebuttal process) ▪ Confirmation of final trade population and pricing ▪ Data file and funding schedule review, closing document creation, negotiation, and settlement wire execution and notices	▪ Loss mitigation ▪ Credit decisioning ▪ Overseeing and approving draw requests and disbursements ▪ Counterparty and vendor management ▪ Project-level monitoring on rehab and construction loans

* Relates to strategies that source investments through purchase arrangements directly with originators. Secondary market transactions sourced in bulk or mini-bulk trades circumvent this phase.

2024 Year in Review & 2025 Strategic Objectives

Chimera 2024 Year in Review

Against a volatile market backdrop, we managed our portfolio through increased liquidity and diversified sources of income.

ECONOMIC RETURN	DIVIDENDS DECLARED	BOOK VALUE PER SHARE CHANGE	UNSECURED NOTE ISSUANCES
4.4%	$1.42	-2.6%	$140m

PALISADES ACQUISITION	▪ Fee-based investment and asset management business model ▪ Investment management via asset-based credit funds; Third-party asset management services ▪ Robust technology infrastructure focused on residential credit risk management
LOAN PURCHASE COMMITMENTS	▪ Approximately $1.1 billion of loan purchase commitments in 2024 ▪ 44% were seasoned reperforming loans; 29% were non-QM; remaining were residential transition loans
AGENCY CMO ACQUISITIONS	▪ Approximately $1.0 billion of floating CMOs ▪ Provided attractive return and servicing as a source of liquidity
3RD PARTY NON-AGENCY RMBS	▪ $102 million in subordinated tranches of 3rd party mortgage securitizations
INTEREST RATE HEDGE ACTIVITY	▪ Converted $1.5 billion of interest rate swaptions to interest rate swaps ▪ 3.56% weighted average pay-fixed rate

2025 Strategic Objectives

1. ACCESS CAPITAL IN CALLABLE SECURITIZATIONS	▪ Chimera owns the call rights on numerous de-levered securitizations with significant equity accumulation ▪ Seek to use re-securitization and loan sales to optimize portfolio construction objectives and economics
2. DIVERSIFY PORTFOLIO	▪ Return to hybrid mortgage REIT roots by increasing allocation to Agency MBS for optionality and attractive returns ▪ Add MSR allocation to provide cash flowing hedge to loan portfolio
3. ENHANCE ASSET-LEVEL RISK MANAGEMENT	▪ Utilize Palisades' asset level credit risk management capabilities to drive portfolio performance ▪ Palisades Advisory Services was named as Asset Manager on the CIM 2025-I1 securitization in January 2025
4. REFINANCE HIGH-COST DEBT	▪ Lowered financing rate on $104 million of debt by approximately 400 basis in Q1 2025 ▪ Overall interest expense was unchanged and released $62 million for new investments
5. GROW FEE-BASED BUSINESS ACTIVITIES	▪ Acquisition of Palisades creates capital light fee-based earnings ▪ Expand investment management (asset-based credit funds) and asset management services activities
6. EXPLORE PLATFORM EXPANSION OPPORTUNITIES	▪ Seek to identify strategic platforms acquisitions that offer synergies with core business strategy